Exhibit 99.1

News Release For further information, please contact:
5790 Widewaters Parkway, DeWitt, N.Y. 13214	Marya Burgio Wlos, EVP & Chief Financial Officer Office: (315) 299-2946

Community Financial System, Inc. Appoints John A.
Vaccaro as New Independent Director

SYRACUSE, N.Y. — September 17, 2025 — Community Financial System, Inc. (the “Company”) (NYSE: CBU) announced today the appointment of John A. Vaccaro to its Board of Directors (the “Board”) as a new independent director, effective as of October 1, 2025. Mr. Vaccaro is Chairman Emeritus of MML Investors Services, LLC (“MML Investors Services”), a national broker-dealer and registered investment advisor (“RIA”) with over $285 billion in assets under management, and Chairman of MassMutual Private Wealth & Trust, FSB, both subsidiaries of Massachusetts Mutual Life Insurance Company (“Mass Mutual”). He led MassMutual Financial Advisors and served as CEO of MML Investors Services from 2009 until March 2025, when he stepped down as Chief Executive Officer in connection with his upcoming retirement in 2026, where he led a team of over 7,500 financial advisors and 3,000 support staff across more than 1,600 locations nationwide.

Mr. Vaccaro brings to the Board extensive experience in wealth management, insurance, business strategy, financial oversight, and regulatory compliance.  The Board has determined that Mr. Vaccaro qualifies as an independent director under New York Stock Exchange and Board standards. With his appointment, the Board now consists of 13 directors, 12 of whom are independent. Mr. Vaccaro also joined the Board of Directors of Community Bank, N.A. (the “Bank”), the Company’s banking subsidiary, and will serve on its Trust Committee.

“We are pleased to welcome John Vaccaro as a new independent director to the Board of the Company and the Bank,” said Eric E. Stickels, Chair of the Board. “John’s experience with large scale financial service businesses will be instrumental as we focus on the growth and oversight of our broker-dealer, RIA, and insurance businesses. Over the course of John’s tenure with MassMutual, he led the growth of their wealth management business from $10 billion in client assets to $285 billion. John’s appointment reflects the Board’s continued focus on enhancing the Board’s level of expertise and perspective to provide effective oversight of the Company and its subsidiaries.”

Dimitar A. Karaivanov, President and Chief Executive Officer, stated “John brings to the Board a proven track record of scaling a complex, large financial services business with substantial market position. His experience, track record, reputation and network in the wealth management space will be very additive as we continue to grow our Company along our diversified financial services strategy.”

Mr. Vaccaro currently serves on the Board of Governors of the Financial Industry Regulatory Authority (“FINRA”) and previously served on its regional district committee (2009–2012). He was also a Director of the Securities Industry and Financial Markets Association from 2022 to 2024. Mr. Vaccaro was appointed by Deval Patrick, Governor of the Commonwealth of Massachusetts, to the Board of Trustees of Holyoke Community College (2013 -2017), served as a board member of LL Global, Inc., the non-profit parent company for LIMRA (formerly the Life Insurance Marketing and Research Association) and LOMA (2020- 2022), and is an Honorary Trustee of the Million Dollar Round Table Foundation, an industry-wide charitable organization. In September 2023, he joined the Board of Directors of Invest in Others, a charitable foundation that focuses and amplifies the charitable work of financial advisors.

Mr. Vaccaro is a graduate of Saint Anselm College in Manchester, New Hampshire and served on its Board of Trustees from 2013 – 2023.

About Community Financial System, Inc.

Community Financial System, Inc. is a diversified financial services company that is focused on four main business lines – banking services, employee benefit services, insurance services and wealth management services. Its banking subsidiary, Community Bank, N.A., is among the country’s 100 largest banking institutions with over $16 billion in assets and operates approximately 200 customer facilities across Upstate New York, Northeastern Pennsylvania, Vermont, and Western Massachusetts. The Company’s Benefit Plans Administrative Services, Inc. subsidiary is a leading provider of employee benefits administration, trust services, collective investment fund administration, and actuarial consulting services to customers on a national scale. The Company’s OneGroup NY, Inc. subsidiary is a top 68 U.S. insurance agency. The Company also offers comprehensive financial planning, trust administration and wealth management services through its Nottingham Financial Group operating unit. The Company is listed on the New York Stock Exchange and the Company’s stock trades under the symbol CBU. For more information about the Company and each of its four main business lines visit https://communityfinancialsystem.com.

###

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Because forward-look statements relate to the future and are based on the current beliefs and expectations of the Company’s management, they are subject to inherent risks and uncertainties that are difficult to predict and many of which are outside of our control. Actual results may differ from those set forth in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following factors, among others, could cause the actual results of the Company’s operations to differ materially from its expectations: the macroeconomic and other challenges and uncertainties related to or resulting from current and future economic and market conditions, including the effects on commercial real estate and housing or vehicle prices, unemployment rates, high inflation, U.S. fiscal debt, budget and tax matters, geopolitical matters, tariffs and global economic growth; fiscal and monetary policies of the Federal Reserve Board; the potential adverse effects of unusual and infrequently occurring events; litigation and actions of regulatory authorities; management’s estimates and projections of interest rates and interest rate policies; the effect of changes in the level of checking, savings, or money market account deposit balances and other factors that affect net interest margin; future provisions for credit losses on loans and debt securities; changes in nonperforming assets; ability to contain costs in inflationary conditions; the effect on financial market valuations on the Company’s fee income businesses, including its employee benefit services, wealth management services, and insurance services businesses; the successful integration of operations of its acquisitions and performance of new branches; competition; changes in legislation or regulatory requirements, including capital requirements; and the timing for receiving regulatory approvals and completing merger and acquisition transactions. For more information about factors that could cause actual results to differ materially from the Company’s expectations, refer to its annual, periodic and other reports filed with the Securities and Exchange Commission (“SEC”), including the discussion under the “Risk Factors” section of such reports filed with the SEC and available on the Company’s website at https://communityfinancialsystem.com and on the SEC’s website at https://sec.gov. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.